Virtus Duff & Phelps Select MLP and Energy Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated March 19, 2018 to the Summary Prospectus

and the Virtus Alternatives Solutions Trust Statutory Prospectus,

dated February 28, 2018, as supplemented

Important Notice to Investors

Effective March 29, 2018, the fund’s investment adviser, Virtus Alternative Investment Advisers, Inc., will contractually lower the fund’s investment management fee and implement more favorable expense limitation arrangements. These changes are described in more detail below.

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class T
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	3.53%(b)	3.48%(b)	3.45%(b)	3.53%(c)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(d)	4.70%	5.40%	4.37%	4.70%
Less: Fee Waiver and/or Expense Reimbursement(e)	(3.28%)	(3.23%)	(3.20%)	(3.28%)
Total Annual Fund Operating Expenses After Expense Reimbursement(d)(e)	1.42%	2.17%	1.17%	1.42%

(b)                Restated to reflect certain contract and expense allocation changes.

(c)                Estimated for current fiscal year, as annualized.

(d)                The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(e)                The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.40% for Class A Shares, 2.15% for Class C Shares, 1.15% for Class I Shares and 1.40% for Class T Shares through February 28, 2019. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years after the date on which it was incurred or waived by Virtus.

Under “Fees and Expenses in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Example” table will be replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$711	$1,632	$2,558	$4,897
Class C	Sold	$320	$1,326	$2,423	$5,129
	Held	$220	$1,326	$2,423	$5,129
Class I	Sold or Held	$119	$1,032	$1,957	$4,321
Class T	Sold or Held	$391	$1,343	$2,301	$4,721

In the first table in the section “More Information About Fund Expenses” on page 18 of the statutory prospectus, the row corresponding to the fund will be replaced with the following:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares
Virtus Duff & Phelps Select MLP & Energy Fund	1.40%	2.15%	1.15%	N/A	1.40%

In the second table in the section “More Information About Fund Expenses” on page 18 of the statutory prospectus, the row corresponding to the fund will be replaced and a new footnote added as follows:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Duff & Phelps Select MLP & Energy Fund(2)	1.57%	2.32%	1.32%	N/A

(2) Reflects expense limitation arrangements then in effect.

Under “Management Fees” in the section “Management of the Funds” on page 33, the second table showing management fees will be revised to disclose the fee for Virtus Duff & Phelps Select MLP and Energy Fund as 0.90%.

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8034/MLPFundNewAdvFee&Caps (3/2018)

2

Virtus Duff & Phelps Select MLP and Energy Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated March 19, 2018 to the Statement of

Additional Information (“SAI”) dated February 28, 2018, as supplemented

Important Notice to Investors

Effective March 29, 2018, the fund’s investment adviser, Virtus Alternative Investment Advisers, Inc., will contractually lower the fund’s investment management fee and implement more favorable expense limitation arrangements. These changes are described in more detail below.

Under “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services,” the table showing management fees on page 75 will be revised to disclose the fee for Virtus Duff & Phelps Select MLP and Energy Fund as 0.90%.

Also in this section, the row corresponding to the fund in the table disclosing expense limitation arrangements will be replaced with the following:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares
Virtus Duff & Phelps Select MLP and Energy Fund	1.40%	2.15%	1.15%	N/A	1.40%

These expense limitation arrangements will be contractual through February 28, 2019.

Investors should retain this supplement with the SAI for future reference.

VAST 8034B SAI/MLPFundNewAdvFee&Caps (3/2018)